UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Global Equity Income Fund

ANNUAL REPORT October 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by Portfolio Managers Jon Bell, Robert Hay, CFA of Newton Investment Management Limited, sub-adviser and James A. Lydotes, CFA of Newton Investment Management North America, LLC, sub-sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Global Equity Income Fund (the “fund”) produced a total return of 6.45% for Class A shares, 5.59% for Class C shares, 6.68% for Class I shares and 6.81% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 11.38% for the same period.2

Global markets gained ground during the reporting period, as central bank rate hikes showed progress in slowing inflation rates. The fund underperformed the Index largely due to underweight exposure to market-leading mega-cap technology-related shares.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed-capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the Index.

The portfolio managers will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio managers seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Equities Gain Ground as Inflation Eases

Global equities climbed during the reporting period as interest-rate hikes implemented by central banks gained traction in the fight against rampant inflation. In the United States, inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through September 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Similarly, in Europe, inflation declined from over 10% to under 3%, while the European Central Bank’s fixed benchmark rate increased from 0.75%–1.50% to 4.00%–4.50%. Economic growth rates fluctuated in the United States but declined in Europe, dipping into slightly negative territory near the end of the period. These trends encouraged hopes that inflation might be tamed without prompting a major global recession. Developed-markets equities, particularly those denominated in U.S. dollars, also benefited from a weakening U.S. dollar relative to most international currencies. The U.S. dollar weakened during the first half of the period as U.S. inflation moderated, and the Fed appeared to near the end of its current rate-hike cycle.

Most global equities benefited from these conditions, with U.S. and international developed-markets indexes producing positive returns. However, performance among industry sectors and investment styles varied dramatically from region to region. Most significantly, in the United States, growth-oriented shares led market gains, with the strongest returns coming from mega-cap technology-related shares leveraged to developments in artificial intelligence (“AI”). Value-oriented and dividend-paying stocks lagged. Utilities, in particular, trailed the market, producing double-digit losses as high interest rates undermined the appeal of high-dividend-paying stocks. Conversely, in Europe, where economic growth proved relatively weak, value-oriented shares outperformed their growth-oriented counterparts.

2

While high-dividend-paying stocks underperformed the broader European market, they delivered positive returns for the period, with the utility sector benefiting as the market began to discount an improvement in the energy backdrop in Europe.

Markets lost ground during the final three months of the period in the face of several developments, including renewed oil price increases and technical dynamics, such as substantial government bond issuance meeting reduced interest from several major international buyers. Arguably more significant was the growing realization that U.S. interest rates would stay ‘higher for longer,’ as the Fed had been suggesting for some time, given the continuing resilience of the U.S. economy. In stark contrast to the United States, China announced a stream of stimulus initiatives designed to stabilize its economy. Geopolitical risk further undermined sentiment toward the end of the period as armed conflict erupted in the Middle East.

Technology and Health Care Selections Underperform

The fund’s relative returns suffered most from lack of exposure to some of the large-cap technology stocks that outperformed in the first half of the period, as investors sought shelter from financial sector instability. Many of the same stocks outperformed again over the summer, riding a wave of positive sentiment after U.S. chipmaker NVIDIA released guidance that hugely exceeded market expectations, driven by rocketing demand for chips used in generative AI systems. Lack of exposure to NVIDIA, Meta Platforms and Microsoft—disqualified from fund investment due to their low yields—detracted. The health care sector further undermined relative performance, with notably weak returns from holdings in Switzerland-based Roche Holding AG, Germany-based Bayer AG and Ireland-based Medtronic PLC. Roche Holding AG shares declined on the clinical failure of two of the company’s late-stage Alzheimer’s drug treatment studies. We considered the development of Alzheimer’s drugs a high-risk project, and success was not a key part of our investment case. Bayer AG shares lost ground, as weaker prices for weed-killer glyphosate led to lower-than-expected 2023 earnings. Bayer AG also continued to face investor pressure for the company to break up. Shares in medical device maker Medtronic PLC dipped, as supply-chain issues led to weaker growth, and the strong U.S. dollar negatively affected reported results. Late in the period, the excitement around the potential for new GLP-1 weight loss drugs to dramatically reduce diabetes and heart problems took a toll on the medical device sector. While the drugs are effective, they appear unlikely to have a significant impact on the market in the near- to mid-term. Overall, we believe the company is well positioned to grow following the resolution of its short-term issues, and as its pipeline of new products comes to market.

Among other notable detractors, shares in U.S. utility Dominion Energy, Inc. dropped sharply on the CEO’s announcement of a full strategic review, which was interpreted by the market as an admission of operational problems. We believe the market overreacted and took the opportunity to add to the Fund’s position. Shares in British American Tobacco PLC declined, as declining U.S. combustible volumes caused revenues to fall short of expectations. Regulatory risk regarding the company’s key vaping products also weighed on sentiment, as did a $635 million fine levied by U.S. authorities over alleged sanction breaches relating to cigarette exports to North Korea.

The fund’s returns relative to the Index benefited most from positioning in the industrials sector. UK-based defense contractor BAE Systems PLC forecast higher earnings for 2023 after posting record new orders in 2022, as Western governments increased military spending to help Ukraine. The stock also reacted positively to rising tensions in the Middle East. U.S.-based delivery company FedEx performed well, with shares benefiting from the company’s impressively effective cost-cutting measures. Within financials, shares in Germany-based reinsurance company Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) rose in response to the company’s sector-leading balance-sheet strength, low leverage and capital-return profile. U.S.-based derivatives marketplace CME Group, Inc. continued to demonstrate the strength of its franchise with robust results driven by pricing increases. Management highlighted a favorable backdrop for risk management amid continued geopolitical uncertainty. The consumer discretionary sector was also a material area of strength. Spain-based

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fashion retailer Industria de Diseno Textil SA(widely known as Inditex) revealed record earnings as shoppers returned to high street stores, raising hopes that profit margins could soon exceed pre-pandemic levels. Germany-based automobile parts company Continental bolstered relative returns, reporting a material increase in year-on-year sales and forecasting higher earnings in 2023.

Positioned for Slowing Economic Growth

While we seem to be nearing a peak in global interest rates, inflation remains sticky, despite recent easing, and appears likely to remain above central bank targets as a result of long-term trends, such as deglobalization and decarbonization. We expect interest rates to remain higher for longer to combat inflation, leading to lower growth and, quite possibly, recession. Against this backdrop, we have seen a surprising reassertion in leadership from growth stocks, especially those associated with AI. Typically, these companies would struggle to perform in an environment of higher discount rates. Nevertheless, we continue to believe that an environment of slower growth, higher rates and high inflation represents a favorable backdrop for income stocks, which appear relatively attractively valued and have performed well during previous inflationary periods.

As of October 31, 2023, the fund was positioned for slower economic growth, with overweight sector exposure to consumer staples, health care and utilities, along with overweight exposure to defensive financials, which are likely to benefit from higher interest rates. In contrast, the fund held underweight exposure to commodities, real estate, consumer discretionary and industrials, which are more cyclical parts of the market where dividends are most at risk from slowing growth. In addition, the fund held significantly underweight exposure to the information technology sector, particularly among the so-called “magnificent seven” (Apple, Alphabet, Meta Platforms, Amazon.com, Microsoft, NVIDIA and Tesla). Between them, these stocks make up close to 18% of the Index.

November 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Equity Income Fund with a hypothetical investment of $10,000 in the FTSE World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Equity Income Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Equity Income Fund with a hypothetical investment of $1,000,000 in the FTSE World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Equity Income Fund on 10/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2023

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	.36%	5.31%	5.98%
without sales charge	6.45%	6.57%	6.61%
Class C shares
with applicable redemption charge†	4.65%	5.75%	5.81%
without redemption	5.59%	5.75%	5.81%
Class I shares	6.68%	6.84%	6.88%
Class Y shares	6.81%	6.91%	6.96%
FTSE World Index	11.38%	8.50%	7.72%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.79	$9.53	$4.58	$4.44
Ending value (after expenses)	$931.90	$928.30	$933.00	$933.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.06	$9.96	$4.79	$4.63
Ending value (after expenses)	$1,019.21	$1,015.32	$1,020.47	$1,020.62
†

Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.96% for Class C, .94% for Class I and .91% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Shares		Value ($)
Common Stocks - 94.3%
Australia - 1.0%
Insurance Australia Group Ltd.	861,979		3,124,918
Brazil - 1.6%
B3 SA - Brasil Bolsa Balcao	2,376,485		5,255,677
Canada - 1.6%
Restaurant Brands International, Inc.	78,161	[a]	5,252,419
China - 1.0%
Ping An Insurance Group Company of China Ltd., Cl. H	643,000		3,250,389
France - 7.7%
Publicis Groupe SA	96,663		7,380,146
Sanofi SA	118,644		10,828,233
Veolia Environnement SA	240,646		6,599,523
			24,807,902
Germany - 6.9%
Bayer AG	140,855		6,053,204
DHL Group	105,884		4,115,407
Mercedes-Benz Group AG	77,504		4,545,924
Muenchener Rueckversicherungs-Gesellschaft AG	18,147		7,266,654
			21,981,189
Hong Kong - .5%
Link REIT	371,220		1,702,305
India - 1.2%
Infosys Ltd., ADR	242,422		3,980,569
Indonesia - 1.7%
Bank Mandiri Persero TBK Pt	5,964,100		2,137,307
Bank Rakyat Indonesia Persero TBK Pt	10,652,600		3,329,975
			5,467,282
Ireland - 2.8%
Medtronic PLC	126,008		8,891,125
Italy - 1.5%
Enel SpA	744,201		4,731,952
Peru - 1.2%
Credicorp Ltd.	31,327		3,914,622
Spain - 1.6%
Industria de Diseno Textil SA	149,703		5,171,015
Switzerland - 8.2%
Garmin Ltd.	50,774		5,205,858
Nestle SA	60,060		6,479,507
Roche Holding AG	36,360		9,393,510

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 94.3% (continued)
Switzerland - 8.2% (continued)
Zurich Insurance Group AG	10,942		5,184,404
			26,263,279
Taiwan - 1.7%
MediaTek, Inc.	204,000		5,374,752
United Kingdom - 9.2%
Anglo American PLC	172,226		4,396,301
BAE Systems PLC	600,386		8,060,437
British American Tobacco PLC	218,472		6,519,986
Shell PLC	216,502		6,958,018
Smiths Group PLC	84,245		1,653,552
Taylor Wimpey PLC	1,483,970		2,009,997
			29,598,291
United States - 44.9%
AbbVie, Inc.	60,423		8,530,519
Carter's, Inc.	62,247		4,180,509
Chesapeake Energy Corp.	69,790	[a]	6,007,523
Cisco Systems, Inc.	188,960		9,850,484
CME Group, Inc.	44,475		9,493,634
CMS Energy Corp.	92,924		5,049,490
Dominion Energy, Inc.	150,791		6,079,893
Exelon Corp.	207,227		8,069,419
Gilead Sciences, Inc.	106,378		8,354,928
Johnson Controls International PLC	110,085		5,396,367
JPMorgan Chase & Co.	31,667		4,403,613
Kenvue, Inc.	295,799		5,501,861
Marathon Petroleum Corp.	18,512		2,799,940
Paychex, Inc.	58,127		6,455,003
PepsiCo, Inc.	50,023		8,167,755
Sysco Corp.	94,691		6,296,005
Texas Instruments, Inc.	35,060		4,978,871
The Allstate Corp.	47,313		6,062,215
The Chemours Company	126,583		3,051,916
The Goldman Sachs Group, Inc.	16,909		5,133,742
The Interpublic Group of Companies, Inc.	188,412		5,350,901
The Kraft Heinz Company	140,480		4,419,501
The Procter & Gamble Company	46,932		7,041,208
Tyson Foods, Inc., Cl. A	80,225		3,718,429
			144,393,726
Total Common Stocks (cost $295,612,496)			303,161,412

10

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 3.3%
Germany - .8%
Volkswagen AG	26.68	23,630		2,494,100
South Korea - 2.5%
Samsung Electronics Co. Ltd.	2.56	204,127		8,153,324
Total Preferred Stocks (cost $12,847,417)				10,647,424
	1-Day Yield (%)
Investment Companies - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,056,622)	5.40	5,056,622	[b]	5,056,622

Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,751,927)	5.40	3,751,927	[b]	3,751,927
Total Investments (cost $317,268,462)		100.4%		322,617,385
Liabilities, Less Cash and Receivables		(.4%)		(1,290,818)
Net Assets		100.0%		321,326,567

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $11,080,108 and the value of the collateral was $11,230,903, consisting of cash collateral of $3,751,927 and U.S. Government & Agency securities valued at $7,478,976. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	13.3
Utilities	9.5
Food, Beverage & Tobacco	9.1
Insurance	7.8
Financial Services	6.2
Technology Hardware & Equipment	5.6
Energy	4.9
Capital Goods	4.7
Banks	4.3
Media & Entertainment	4.0
Household & Personal Products	3.9
Consumer Durables & Apparel	3.6
Semiconductors & Semiconductor Equipment	3.2
Health Care Equipment & Services	2.8
Investment Companies	2.8
Materials	2.3
Automobiles & Components	2.2
Commercial & Professional Services	2.0
Consumer Staples Distribution	2.0
Consumer Services	1.6
Consumer Discretionary Distribution	1.6
Transportation	1.3
Software & Services	1.2
Equity Real Estate Investment	.5
100.4

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.6%	8,258,809	127,841,607	(131,043,794)	5,056,622	336,827

12

Affiliated Issuers (continued)
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.2%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.2%	-	16,521,259	(12,769,332)	3,751,927	70,219	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	29,098,402	(29,098,402)	-	6,033	†††
Total - 2.8%	8,258,809	173,461,268	(172,911,528)	8,808,549	413,079

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,080,108)—Note 1(c):
Unaffiliated issuers	308,459,913	313,808,836
Affiliated issuers	8,808,549	8,808,549
Cash denominated in foreign currency	127,479	126,463
Tax reclaim receivable—Note 1(b)		1,332,690
Receivable for investment securities sold		859,592
Dividends and securities lending income receivable		664,873
Receivable for shares of Beneficial Interest subscribed		283,879
Prepaid expenses		53,203
		325,938,085
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		251,848
Cash overdraft due to Custodian		36,706
Liability for securities on loan—Note 1(c)		3,751,927
Payable for shares of Beneficial Interest redeemed		449,990
Trustees’ fees and expenses payable		5,503
Other accrued expenses		115,544
		4,611,518
Net Assets ($)		321,326,567
Composition of Net Assets ($):
Paid-in capital		299,962,546
Total distributable earnings (loss)		21,364,021
Net Assets ($)		321,326,567

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	49,054,960	10,273,518	260,596,936	1,401,153
Shares Outstanding	3,881,206	774,691	22,117,596	118,978
Net Asset Value Per Share ($)	12.64	13.26	11.78	11.78

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $954,443 foreign taxes withheld at source):
Unaffiliated issuers	12,336,962
Affiliated issuers	336,827
Income from securities lending—Note 1(c)	76,252
Total Income	12,750,041
Expenses:
Management fee—Note 3(a)	2,522,446
Shareholder servicing costs—Note 3(c)	392,789
Professional fees	129,513
Distribution fees—Note 3(b)	95,576
Registration fees	68,483
Prospectus and shareholders’ reports	49,271
Custodian fees—Note 3(c)	48,576
Trustees’ fees and expenses—Note 3(d)	44,141
Chief Compliance Officer fees—Note 3(c)	19,541
Loan commitment fees—Note 2	8,562
Interest expense—Note 2	2,550
Miscellaneous	30,824
Total Expenses	3,412,272
Less—reduction in fees due to earnings credits—Note 3(c)	(6,233)
Net Expenses	3,406,039
Net Investment Income	9,344,002
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,155,641
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,308,015)
Net Realized and Unrealized Gain (Loss) on Investments	12,847,626
Net Increase in Net Assets Resulting from Operations	22,191,628

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	9,344,002	6,104,557
Net realized gain (loss) on investments	20,155,641	39,986,165
Net change in unrealized appreciation (depreciation) on investments	(7,308,015)	(67,783,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,191,628	(21,692,820)
Distributions ($):
Distributions to shareholders:
Class A	(6,289,172)	(6,038,712)
Class C	(1,507,041)	(1,712,438)
Class I	(35,786,288)	(28,097,586)
Class Y	(31,402)	(5,650)
Total Distributions	(43,613,903)	(35,854,386)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	10,814,797	7,998,934
Class C	1,098,580	1,316,993
Class I	98,080,046	119,127,910
Class Y	1,305,241	179,484
Distributions reinvested:
Class A	4,976,411	4,595,830
Class C	1,307,842	1,481,989
Class I	31,182,104	22,983,321
Class Y	31,236	5,651
Cost of shares redeemed:
Class A	(12,351,641)	(9,995,742)
Class C	(5,099,790)	(4,482,590)
Class I	(113,306,838)	(69,112,514)
Class Y	(86,119)	(8,191)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	17,951,869	74,091,075
Total Increase (Decrease) in Net Assets	(3,470,406)	16,543,869
Net Assets ($):
Beginning of Period	324,796,973	308,253,104
End of Period	321,326,567	324,796,973

16

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class A
Shares sold	802,979	553,530
Shares issued for distributions reinvested	383,752	312,974
Shares redeemed	(911,608)	(694,878)
Net Increase (Decrease) in Shares Outstanding	275,123	171,626
Class C
Shares sold	78,377	88,577
Shares issued for distributions reinvested	96,370	96,310
Shares redeemed	(363,823)	(298,768)
Net Increase (Decrease) in Shares Outstanding	(189,076)	(113,881)
Class I
Shares sold	7,847,233	8,864,256
Shares issued for distributions reinvested	2,576,385	1,668,799
Shares redeemed	(8,943,016)	(5,114,039)
Net Increase (Decrease) in Shares Outstanding	1,480,602	5,419,016
Class Y
Shares sold	107,428	13,397
Shares issued for distributions reinvested	2,584	416
Shares redeemed	(6,925)	(644)
Net Increase (Decrease) in Shares Outstanding	103,087	13,169

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.51	16.25	12.40	13.99	13.45
Investment Operations:
Net investment income[a]	.35	.26	.28	.26	.33
Net realized and unrealized gain (loss) on investments	.53	(1.25)	3.84	(1.45)	1.36
Total from Investment Operations	.88	(.99)	4.12	(1.19)	1.69
Distributions:
Dividends from net investment income	(.33)	(.25)	(.27)	(.27)	(.33)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(1.75)	(1.75)	(.27)	(.40)	(1.15)
Net asset value, end of period	12.64	13.51	16.25	12.40	13.99
Total Return (%)[b]	6.45	(6.84)	33.36	(8.72)	13.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.17	1.18	1.19	1.17
Ratio of net expenses to average net assets	1.19	1.17	1.18	1.19	1.17
Ratio of net investment income to average net assets	2.59	1.79	1.77	1.95	2.54
Portfolio Turnover Rate	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	49,055	48,725	55,804	44,269	56,173

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.09	16.86	12.85	14.47	13.86
Investment Operations:
Net investment income[a]	.26	.15	.15	.17	.24
Net realized and unrealized gain (loss) on investments	.55	(1.29)	4.00	(1.51)	1.41
Total from Investment Operations	.81	(1.14)	4.15	(1.34)	1.65
Distributions:
Dividends from net investment income	(.22)	(.13)	(.14)	(.15)	(.22)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(1.64)	(1.63)	(.14)	(.28)	(1.04)
Net asset value, end of period	13.26	14.09	16.86	12.85	14.47
Total Return (%)[b]	5.59	(7.54)	32.34	(9.42)	13.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.94	1.95	1.94	1.91
Ratio of net expenses to average net assets	1.96	1.94	1.95	1.94	1.91
Ratio of net investment income to average net assets	1.82	1.02	.97	1.21	1.79
Portfolio Turnover Rate	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	10,274	13,578	18,165	24,255	49,830

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.71	15.39	11.76	13.30	12.83
Investment Operations:
Net investment income[a]	.36	.28	.30	.28	.35
Net realized and unrealized gain (loss) on investments	.50	(1.17)	3.64	(1.39)	1.30
Total from Investment Operations	.86	(.89)	3.94	(1.11)	1.65
Distributions:
Dividends from net investment income	(.37)	(.29)	(.31)	(.30)	(.36)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(1.79)	(1.79)	(.31)	(.43)	(1.18)
Net asset value, end of period	11.78	12.71	15.39	11.76	13.30
Total Return (%)	6.68	(6.56)	33.67	(8.53)	14.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.92	.93	.94	.91
Ratio of net expenses to average net assets	.93	.92	.93	.94	.91
Ratio of net investment income to average net assets	2.86	2.05	2.02	2.22	2.78
Portfolio Turnover Rate	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	260,597	262,292	234,242	190,883	309,206

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.70	15.39	11.75	13.29	12.82
Investment Operations:
Net investment income[a]	.26	.24	.30	.32	.37
Net realized and unrealized gain (loss) on investments	.61	(1.14)	3.65	(1.42)	1.29
Total from Investment Operations	.87	(.90)	3.95	(1.10)	1.66
Distributions:
Dividends from net investment income	(.37)	(.29)	(.31)	(.31)	(.37)
Dividends from net realized gain on investments	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(1.79)	(1.79)	(.31)	(.44)	(1.19)
Net asset value, end of period	11.78	12.70	15.39	11.75	13.29
Total Return (%)	6.81	(6.59)	33.79	(8.47)	14.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.85	.92	.85	.84
Ratio of net expenses to average net assets	.91	.85	.92	.85	.84
Ratio of net investment income to average net assets	2.67	1.96	2.03	2.48	2.93
Portfolio Turnover Rate	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	1,401	202	42	27	39,585

a Based on average shares outstanding.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such

22

institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

23

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

24

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	176,893,996	126,267,416	††	-	303,161,412
Equity Securities - Preferred Stocks	-	10,647,424	††	-	10,647,424
Investment Companies	8,808,549	-		-	8,808,549

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

25

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a

26

borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $10,398 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

27

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,597,495, undistributed capital gains $16,075,255 and unrealized appreciation $1,691,271.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $10,506,548 and $7,436,951, and long-term capital gains $33,107,355 and $28,417,435, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the

28

financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $2,550 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $47,671 with a related weighted average annualized interest rate of 5.35%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2023, the Distributor retained $2,326 from commissions earned on sales of the fund’s Class A shares and $1,250 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2023, Class C shares were charged $95,576 pursuant to the Distribution Plan.

29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, Class A and Class C shares were charged $128,723 and $31,859, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2023, the fund was charged $9,599 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $6,233.

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The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2023, the fund was charged $48,576 pursuant to the custody agreement.

During the period ended October 31, 2023, the fund was charged $19,541 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $204,592, Distribution Plan fees of $6,902, Shareholder Services Plan fees of $12,800, Custodian fees of $20,069, Chief Compliance Officer fees of $6,050 and Transfer Agent fees of $1,435.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended October 31, 2023, amounted to $198,879,050 and $210,976,430, respectively.

At October 31, 2023, the cost of investments for federal income tax purposes was $320,879,177; accordingly, accumulated net unrealized appreciation on investments was $1,738,208, consisting of $33,674,348 gross unrealized appreciation and $31,936,140 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon Global Equity Income Fund and Board of Trustees of BNY Mellon Investment Funds III:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Equity Income Fund (the Fund), a series of BNY Mellon Investment Funds III, including the statement of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2023

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $8,506,823 as income sourced from foreign countries for the fiscal year ended October 31, 2023 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $954,443 as taxes paid from foreign countries for the fiscal year ended October 31, 2023 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2023 calendar year with Form 1099-DIV which will be mailed in early 2024. Also the fund designates the maximum amount allowable, but not less than $10,980,836 as ordinary income dividends paid during the fiscal year ended October 31, 2023 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 38.13% of ordinary income dividends paid during the year ended October 31, 2023 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. The fund also hereby reports $1.3704 per share as a long-term capital distributions and $.0528 per share as a short-term capital gain distribution paid December 15, 2022.

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BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

34

Kenneth A. Himmel (77)

Board Member (1988)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (74)

Board Member (1992)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

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OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

37

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Equity Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6175AR1023

BNY Mellon International Bond Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided Brendan Murphy, CFA, Scott Zaleski, CFA, and Nathaniel Hyde, CFA, Adam Whitely, and Harvey Bradley, Portfolio Managers employed by the fund’s sub-adviser, Insight North America LLC (“INA”)

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon International Bond Fund (the “fund”) produced a total return of 2.61% for Class A shares, 1.69% for Class C shares, 2.82% for Class I shares and 2.99% for Class Y shares.1 In comparison, the fund’s benchmark, the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of 2.59% for the same period.2

International bonds posted modest gains during the reporting period in an environment of easing inflation but persistently high interest rates. The fund produced mixed returns compared to the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

Inflation Eases as Rates Increase

Interest-rate hikes implemented by central banks began to gain traction during the reporting period in the fight against rampant inflation. In the United States, inflation decreased from more than 7% annually in November 2022 to between 3% and 4% from June through September 2023, while the federal funds rate rose by more than 2% to a range of 5.25%–5.50%. Similarly, in the Eurozone, inflation declined from over 10% to under 5%, while the European Central Bank’s fixed benchmark rate increased from 0.75%–1.50% to 4.00%–4.50%. Economic growth rates declined in Europe as well, dipping into slightly negative territory near the end of the period, but remained positive in the United States. These trends encouraged hopes that inflation might be tamed without prompting a major global recession.

Although central banks remained hawkish in the fight against inflation, and official interest rates were raised on numerous occasions across major economies, these conditions were largely priced into the global bond market at the start of the period, which almost coincided with a peak in U.S. 10-year Treasury yields. However, concerns regarding the U.S. debt ceiling increased as the early summer 2023 deadline neared. In another troubling development, the cumulative effect of interest-rate increases led to the collapse of a few, large regional U.S. banks, and Switzerland-based investment banking firm Credit Suisse was subject to a government-orchestrated takeover. Even more significantly, during the last few months of the period, the prospect that developed-markets rates might stay higher for longer than previously expected drove Treasury yields higher again, with the 10-year U.S. Treasury reaching new highs for the period of nearly 5%, pushing long-term government Treasury prices deeper into negative territory.

The Fund Participated in some of the Market’s Gains

The fund’s returns were affected by the same broad forces as the rest of the international bond market. Some of the fund’s specific positions within each strategic area outperformed, while others detracted. Credit positioning produced some of the fund’s strongest relative returns, bolstered by strong allocation and security selection, with an emphasis on European banks and REITs (real estate investment trusts) early in the period, and added exposure to U.S. regional banks following the sector’s March 2023 crisis. The fund was also positioned for lower 30-year break-even inflation in Europe and higher 30-year break-even inflation in the United States, as we believed the U.S. Federal Reserve (the “Fed”) was far more likely to miss its inflation target to the high side than the European Central Bank. This position provided a significantly positive contribution to relative performance over the period. Within Europe, the fund emphasized positions in periphery countries of Greece and Italy, which proved mildly additive to relative returns.

Other positions provided mixed or mildly negative relative returns. The fund’s overweight exposure to mortgage-backed securities bolstered returns at times and detracted at other times, ending the period with little net effect. Similarly, the fund’s underweight duration exposure proved positive early in the period, but negative later, with a modestly negative cumulative impact. The most significant underperforming position involved a bias toward U.S. duration over European duration, which detracted from relative performance.

The fund used derivatives extensively, both to manage risk and to adopt active positions. The types of derivatives used by the fund included futures and interest-rate swaps, currency forwards and credit index products. In total, we estimate these positions to have had a positive impact on the fund’s overall relative performance.

Maintaining Cautious Positioning

Global fixed-income markets currently face a variety of economic conditions in different parts of the world. Markets are now pricing in an expectation that U.S. rates will stay higher for longer, given the Fed’s evident determination to bring inflation down to its 2% target in the face of unexpectedly robust economic growth. Europe, on the other hand, appears more likely to experience a recession, with growth rates in the Eurozone dipping into negative territory at the end of the reporting period. Emerging markets tell yet another story, with several countries seeing more controlled inflation amid reasonably strong economic growth, and some central banks well positioned to begin reducing rates. China, however, continues to expand at its slowest rate in years, with government policies apparently targeted more at limiting the potential economic downside than in promoting a return to rapid growth.

As of October 31, 2023, the fund holds overweight exposure to duration. From a geographic perspective, overweight positions include select emerging markets and peripheral European

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

markets, with underweight exposure to Canada and core Europe. In terms of asset classes, mortgage-backed securities remain the fund’s largest overweight position. The fund holds relatively little risk in the corporate credit space.

November 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-markets countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares, and Class I shares of BNY Mellon International Bond Fund on 10/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon International Bond Fund on 10/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2023
	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.50%)	-1.97%	-4.48%	-2.12%
without sales charge	2.61%	-3.60%	-1.67%
Class C shares
with applicable redemption charge†	.69%	-4.31%	-2.33%
without redemption	1.69%	-4.31%	-2.33%
Class I shares	2.82%	-3.30%	-1.31%
Class Y shares	2.99%	-3.20%	-1.23%
Bloomberg Global Aggregate
ex USD Index (Unhedged)	2.59%	-3.01%	-1.92%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.95	$8.96	$3.79	$3.26
Ending value (after expenses)	$926.90	$922.50	$928.40	$928.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.19	$9.40	$3.97	$3.41
Ending value (after expenses)	$1,020.06	$1,015.88	$1,021.27	$1,021.83
†

Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.85% for Class C, .78% for Class I and .67% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4%
Australia - 1.6%
Australia, Bonds, Ser. 158	AUD	1.25	5/21/2032	3,100,000		1,473,108
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	2,225,000		1,368,529
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	685,000		300,210
					3,141,847
Austria - .5%
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	200,000		175,805
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	900,000		784,839
					960,644
Bermuda - .4%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	845,667	[b]	712,656
Canada - 4.3%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	792,149	[b]	565,543
Canada, Bonds	CAD	1.75	12/1/2053	3,400,000		1,538,734
Canada, Bonds	CAD	2.75	6/1/2033	5,350,000		3,456,831
Canada, Bonds	CAD	3.25	9/1/2028	700,000		485,808
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	482,415	[b]	336,154
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	792,842	[b]	556,776
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[b]	790,486
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	505,763	[b]	364,098
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	210,000		191,263
					8,285,693
Cayman Islands - .6%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.27	4/20/2036	539,672	[b,c]	539,535
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.15	7/15/2036	600,000	[b,c]	600,840
					1,140,375
China - 6.1%
China, Bonds	CNY	2.60	9/1/2032	31,100,000		4,216,717
China, Bonds	CNY	3.73	5/25/2070	27,400,000		4,297,775
China, Unscd. Bonds	CNY	3.81	9/14/2050	21,600,000		3,341,103
					11,855,595

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4% (continued)
Denmark - .2%
Denmark, Bonds	DKK	4.50	11/15/2039	2,500,000		411,702
France - 2.1%
BNP Paribas SA, Sr. Unscd. Notes	EUR	3.63	9/1/2029	200,000		201,942
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	600,000	[d]	521,766
France, Bonds	EUR	0.75	5/25/2052	1,900,000		928,406
France, Bonds	EUR	3.00	5/25/2033	525,000		539,200
La Banque Postale SA, Sub. Notes	EUR	5.50	3/5/2034	400,000		413,265
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	600,000		648,454
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	800,000		749,454
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	100,000		108,090
					4,110,577
Germany - 3.2%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.80	8/15/2053	5,475,000		4,357,739
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.75	6/30/2031	100,000		75,029
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	200,000		172,285
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	1,300,000		948,850
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	700,000		598,695
					6,152,598
Greece - 1.0%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	1,912,000	[b]	1,993,904
Hungary - .5%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	402,220,000		918,173
Indonesia - .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	15,580,000,000		1,003,652
Ireland - 1.3%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	550,000		502,334
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	1,400,000		1,270,351
Permanent TSB Group Holdings PLC, Sr. Unscd. Notes	EUR	6.63	4/25/2028	360,000		386,287
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	473,000		442,503
					2,601,475
Italy - 4.2%
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	250,000		222,832
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	4,550,000		4,743,618
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 5Y	EUR	2.65	12/1/2027	2,000,000		2,017,964

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 96.4% (continued)
Italy - 4.2% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	1,810,000	[b] 1,193,104
					8,177,518
Japan - 9.9%
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,129,750,000	6,795,920
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	427,400,000	2,702,221
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	442,200,000	2,646,788
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,171,000,000	5,422,865
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	177,050,000	882,989
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	12,000,000	59,628
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	557,000	565,536
					19,075,947
Jersey - .6%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.19	7/15/2036	545,000	[b,c] 545,437
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.22	7/15/2036	575,000	[b,c] 574,645
					1,120,082
Luxembourg - 1.0%
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	1,185,000	850,578
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	159,000	126,455
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	134,000	93,738
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	266,000	243,822
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	270,000	226,399
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	330,000	333,912
					1,874,904
Malaysia - .8%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	6,995,000	1,477,834
Mexico - 2.8%
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	100,600,000	4,667,474
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	16,000,000	773,678
					5,441,152
Netherlands - .8%
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	1,032,000	1,004,448
ING Groep NV, Sr. Unscd. Notes		6.11	9/11/2034	203,000	190,367
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	290,000	299,138
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	100,000	81,600
					1,575,553

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4% (continued)
New Zealand - 3.5%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	6,337,000		3,140,992
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	7,990,000		3,550,704
					6,691,696
Portugal - .3%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	500,000		547,977
Romania - .6%
Romania, Bonds	EUR	3.62	5/26/2030	550,000	[b,e]	503,942
Romania, Notes	EUR	6.38	9/18/2033	133,000	[b]	139,004
Romania, Sr. Unscd. Notes	EUR	1.75	7/13/2030	171,000		138,151
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	400,000	[b]	436,400
					1,217,497
Singapore - .6%
Singapore, Bonds	SGD	2.63	5/1/2028	1,710,000		1,213,355
South Africa - 1.8%
South Africa, Sr. Unscd. Bonds, Ser. 2044	ZAR	8.75	1/31/2044	91,992,000		3,480,271
South Korea - 5.9%
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	9,679,700,000		7,140,977
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	2,205,000,000		1,379,029
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	4,569,000,000		2,927,404
					11,447,410
Spain - 4.3%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	700,000		621,778
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	300,000		245,367
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.25	4/12/2026	400,000		398,940
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	200,000		170,279
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	500,000		449,761
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	900,000		866,172
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	6,750,000	[b]	5,607,729
					8,360,026
Supranational - .3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes		3.63	1/15/2032	639,000		491,764
Sweden - .3%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	6,825,000		580,473
Switzerland - 2.3%
Switzerland, Bonds	CHF	0.50	6/27/2032	1,775,000		1,862,489
UBS Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	550,000		509,657
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	1,021,000		796,507
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	1,395,000		1,281,254
					4,449,907

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4% (continued)
Thailand - .5%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	32,200,000		885,324
United Kingdom - 7.7%
Barclays PLC, Sr. Unscd. Notes	EUR	5.26	1/29/2034	1,230,000		1,280,357
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	395,000		354,156
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	134,203	[b]	128,701
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	700,000	[d]	628,162
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.81	12/16/2067	331,258	[b,c]	401,160
Lanark Master Issuer PLC, Ser. 2020-1A, Cl. 2A, (3 Month SONIO +0.57%)	GBP	5.79	12/22/2069	461,250	[b,c]	560,806
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	1.25	1/31/2032	111,000		83,021
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	4.38	1/18/2031	214,000		204,232
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, (3 Month SONIO +0.78%)	GBP	6.00	11/20/2063	325,634	[c]	394,530
United Kingdom Gilt, Bonds	GBP	1.25	7/31/2051	5,175,000		2,807,473
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	4,625,000		5,091,072
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	2,350,000		2,861,930
					14,795,600
United States - 25.9%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	524,466	[b]	516,114
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	379,000	[b]	358,296
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	525,000	[b]	472,348
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	140,000		116,801
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	383,000	[b]	369,871
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	261,000	[b]	256,531
Bank of America Corp., Sr. Unscd. Notes		2.50	2/13/2031	250,000		197,119
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.25	11/15/2053	271,000		268,729
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.40	11/15/2063	285,000		282,966
Capital One Financial Corp., Sr. Unscd. Notes		7.62	10/30/2031	870,000		869,899
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	770,000		805,990
Citigroup, Inc., Sr. Unscd. Notes		4.41	3/31/2031	2,200,000		1,947,110

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4% (continued)
United States - 25.9% (continued)
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	311,548	[b]	309,379
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		5.93	8/15/2030	220,000	[b]	212,519
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	341,000	[b]	323,977
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	627,471	[b]	622,713
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	121,528	[b]	103,153
Energy Transfer LP, Sr. Unscd. Notes		6.40	12/1/2030	270,000		267,348
Energy Transfer LP, Sr. Unscd. Notes		6.55	12/1/2033	284,000		280,502
Ent Auto Receivables Trust, Ser.2023-1A, Cl. A3		6.24	1/16/2029	192,000	[b]	192,198
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	354,093		348,387
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	622,647	[b]	465,068
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.32	1/25/2051	148,335	[b,c,f]	144,168
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.85	4/6/2030	263,000	[e]	248,680
Helios Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	100,000	[b]	97,535
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	614,000		634,023
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	242,000		247,068
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	267,933	[b]	250,902
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Bonds	EUR	0.99	10/15/2026	396,000		310,323
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	300,000		265,548
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	781,000		653,184
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	694,000		729,258
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	229,000		237,838
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	515,000	[b]	465,802
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	620,000		602,601
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	519,727

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4% (continued)
United States - 25.9% (continued)
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	150,000	[b]	141,971
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.94	8/18/2034	1,060,000	[e]	988,507
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	371,000		349,531
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	304,000		260,959
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	826,000		751,754
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	72,000		66,707
Truist Financial Corp., Sr. Unscd. Notes		7.16	10/30/2029	212,000		213,307
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	583,000	[e]	537,237
U.S. Bancorp, Sr. Unscd. Notes		5.85	10/21/2033	385,000		353,866
U.S. Treasury Notes		4.00	7/31/2030	3,007,900		2,849,633
U.S. Treasury Notes		4.63	9/30/2030	1,900,000		1,868,234
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	583,000	[b]	562,027
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.25	10/31/2030	200,000		212,564
Verizon Communications, Inc., Sr. Unscd. Notes		2.55	3/21/2031	885,000		691,736
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	307,747	[b]	302,111
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	331,497	[b]	328,607
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[b]	325,257
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		242,231
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	93,000	[b]	78,647
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[b]	65,817
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	656,000	[b]	409,498
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	360,000		326,057
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	630,000		576,944
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.60	2/15/2040	357,904	[b,c]	345,474
Federal Home Loan Mortgage Corp.:
4.50%, 6/1/2052				4,390,949	[f]	3,928,313
Federal National Mortgage Association:
2.00%, 1/1/2051-11/1/2051				4,444,554	[f]	3,305,274
2.50%, 9/1/2050-8/1/2051				8,052,318	[f]	6,321,027
4.00%, 7/1/2052-8/1/2052				4,317,074	[f]	3,743,904

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.4% (continued)
United States - 25.9% (continued)
5.00%, 10/1/2052				5,342,998	[f]	4,933,476
					50,074,345
Total Bonds and Notes (cost $210,766,924)				186,267,526
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - .0%
Call Options - .0%
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 10,000,000 Citigroup Global Markets Inc.		0.73	12/20/2023	10,000,000	[g]	6,515
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 9,500,000 Goldman Sachs & Co. LLC		0.78	12/20/2023	9,500,000	[g]	14,496
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 10,100,000 Citigroup Global Markets Inc.		0.75	12/20/2023	10,100,000	[g]	10,473
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 19,650,000 Goldman Sachs & Co. LLC		0.70	11/15/2023	19,650,000	[g]	1,504
Swaption Payer Markit iTraxx Europe Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 19,350,000 Goldman Sachs & Co. LLC	EUR	0.73	11/15/2023	19,350,000	[g]	914
Swaption Payer Markit iTraxx Europe Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 7,550,000 Goldman Sachs & Co. LLC	EUR	0.80	12/20/2023	7,550,000	[g]	7,873
Total Options Purchased (cost $88,134)				41,775

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $871,267)	5.40	871,267	[h] 871,267

Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,114,857)	5.40	2,114,857	[h] 2,114,857
Total Investments (cost $213,841,182)		98.0%	189,295,425
Cash and Receivables (Net)		2.0%	3,866,730
Net Assets		100.0%	193,162,155

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities were valued at $24,790,630 or 12.83% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $1,949,200 and the value of the collateral was $2,333,719, consisting of cash collateral of $2,114,857 and U.S. Government & Agency securities valued at $218,862. In addition, the value of collateral may include pending sales that are also on loan.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Exercise price is referenced as basis points.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	55.7
U.S. Government Agencies Mortgage-Backed	11.5
Banks	8.2
Real Estate	4.1
U.S. Treasury Securities	2.4
Asset-Backed Certificates/Auto Receivables	2.4
Asset-Backed Certificates	1.8
Commercial Mortgage Pass-Through Certificates	1.7
Investment Companies	1.6
Utilities	1.5
Collateralized Loan Obligations Debt	1.2
Industrial	.7
Diversified Financials	.6
Energy	.6
Telecommunication Services	.5
Insurance	.5
Agriculture	.5
Electronic Components	.5
Chemicals	.4
Metals & Mining	.3
Health Care	.3
Automobiles & Components	.3
Food Products	.3
U.S. Government Agencies Collateralized Mortgage Obligations	.2
Commercial & Professional Services	.1
U.S. Government Agencies Collateralized Municipal-Backed Securities	.1
Options Purchased	.0
98.0

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	5,277,287	185,504,900	(189,910,920)	871,267	162,809

Affiliated Issuers (continued)
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.1%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.1%	-	11,090,734	(8,975,877)	2,114,857	11,276	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,360,980	27,263,734	(28,624,714)	-	15,619	†††
Total - 1.6%	6,638,267	223,859,368	(227,511,511)	2,986,124	189,704

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	90	12/15/2023	6,559,041[a]	6,179,851	(379,190)
Euro BTP Italian Government Bond	102	12/7/2023	12,076,548[a]	11,895,626	(180,922)
Euro-Bond	22	12/7/2023	2,994,587[a]	3,002,655	8,068
Euro-Schatz	84	12/7/2023	9,360,374[a]	9,347,996	(12,378)
U.S. Treasury 10 Year Notes	48	12/19/2023	5,197,647	5,096,250	(101,397)
U.S. Treasury 2 Year Notes	1	12/29/2023	202,471	202,422	(49)
U.S. Treasury Long Bond	15	12/19/2023	1,693,609	1,641,563	(52,046)
Futures Short
Canadian 10 Year Bond	158	12/18/2023	13,487,773[a]	13,094,602	393,171
Euro 30 Year Bond	37	12/7/2023	5,186,775[a]	4,714,407	472,368
Euro-Bobl	102	12/7/2023	12,452,705[a]	12,550,738	(98,033)

STATEMENT OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Long Term French Government Future	1	12/7/2023	129,317[a]	130,453	(1,136)
U.S. Treasury 5 Year Notes	1	12/29/2023	104,115	104,477	(362)
U.S. Treasury Ultra Long Bond	104	12/19/2023	12,850,435	11,706,500	1,143,935
Ultra 10 Year U.S. Treasury Notes	32	12/19/2023	3,655,914	3,482,500	173,414
Gross Unrealized Appreciation				2,190,956
Gross Unrealized Depreciation				(825,513)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 19,650,000, Goldman Sachs & Co. LLC	0.88	11/15/2023	19,650,000	[b]	(10,484)
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 10,000,000, Citigroup Global Markets Inc.	0.90	12/20/2023	10,000,000	[b]	(16,113)
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 10,100,000, Citigroup Global Markets Inc.	0.95	12/20/2023	10,100,000	[b]	(12,405)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Put Options: (continued)
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 9,500,000, Goldman Sachs & Co. LLC	0.98	12/20/2023	9,500,000	[b]	(10,265)
Swaption Payer Markit iTraxx Europe Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 19,350,000, Goldman Sachs & Co. LLC	0.93	11/15/2023	19,350,000	[b]EUR	(15,369)
Swaption Payer Markit iTraxx Europe Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 7,550,000, Goldman Sachs & Co. LLC	1.00	12/20/2023	7,550,000	[b]EUR	(12,372)
Total Options Written (premiums received $95,313)					(77,008)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Euro	27,612,000	United States Dollar	29,365,665	12/14/2023	(89,320)
Norwegian Krone	3,182,000	United States Dollar	285,714	12/14/2023	(486)
United States Dollar	7,503,704	South Korean Won	10,123,843,000	12/14/2023	(11,160)
BNP Paribas Corp.
Canadian Dollar	175,000	United States Dollar	126,732	12/14/2023	(444)
United States Dollar	153,272	Chinese Yuan Renminbi	1,105,000	12/14/2023	1,622

STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc.
Australian Dollar	3,047,000	United States Dollar	1,941,488	12/14/2023	(5,713)
United States Dollar	66,527	Australian Dollar	105,000	12/14/2023	(180)
United States Dollar	3,487,025	South African Rand	66,818,000	12/14/2023	(84,132)
Romanian Leu	1,320,000	United States Dollar	281,979	12/14/2023	(932)
Danish Krone	1,989,000	United States Dollar	283,549	12/14/2023	(859)
United States Dollar	104,690	Swedish Krona	1,167,000	12/14/2023	(83)
Colombian Peso	1,711,500,000	United States Dollar	395,129	12/14/2023	16,536
Goldman Sachs & Co. LLC
United States Dollar	280,000	Malaysian Ringgit	1,330,000	12/14/2023	9
United States Dollar	674,806	Hungarian Forint	244,530,000	12/14/2023	2,841
Chinese Yuan Renminbi	80,145,000	United States Dollar	11,066,236	12/14/2023	(67,117)
HSBC Securities (USA) Inc.
United States Dollar	82,420	Euro	78,000	12/14/2023	(282)
Canadian Dollar	572,000	United States Dollar	417,854	12/14/2023	(5,071)
Czech Koruna	12,144,000	United States Dollar	522,199	12/14/2023	247
Chinese Yuan Renminbi	72,785,384	United States Dollar	9,944,244	12/14/2023	477
Polish Zloty	2,921,000	United States Dollar	694,207	12/14/2023	(1,609)
Japanese Yen	2,903,604,000	United States Dollar	19,532,520	12/14/2023	(231,139)
Chilean Peso	175,322,000	United States Dollar	185,262	12/14/2023	10,111
Thai Baht	7,073,263	United States Dollar	194,370	12/14/2023	3,212
Israeli Shekel	1,501,000	United States Dollar	370,454	12/14/2023	1,800
Peruvian Nuevo Sol	840,000	United States Dollar	215,939	12/14/2023	2,326
Morgan Stanley & Co. LLC
United States Dollar	62,832	Japanese Yen	9,365,000	12/14/2023	579
United States Dollar	417,565	Euro	395,000	12/14/2023	(1,244)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
Canadian Dollar	133,000	United States Dollar	96,154	12/14/2023	(175)
United States Dollar	4,531,682	Mexican Peso	82,956,000	12/14/2023	(35,881)
RBC Capital Markets, LLC
British Pound	1,280,000	United States Dollar	1,561,311	12/14/2023	(5,001)
Indonesian Rupiah	8,334,465,000	United States Dollar	525,370	12/14/2023	(870)
United States Dollar	6,243,346	New Zealand Dollar	10,671,000	12/14/2023	25,498
Swiss Franc	73,000	United States Dollar	82,023	12/14/2023	(1,363)
United States Dollar	478,034	Singapore Dollar	652,000	12/14/2023	878
Swedish Krona	6,746,000	United States Dollar	608,334	12/14/2023	(2,681)
Gross Unrealized Appreciation					66,136
Gross Unrealized Depreciation					(545,742)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
EUR Fixed 2.80% at Maturity	Eurostat Eurozone HICP Ex Tobacco Unrevised NSA at Maturity Date	7/28/2053	6,377,169	219,286	(2,261)	221,547
US CPI Urban Consumers NSA at Maturity Date	USD Fixed 2.53% at Maturity	7/28/2053	9,177,000	297,790	110,998	186,792
SEK Fixed at 3.70% payable Annually	SEK - 3 Month STIBOR at 4.12%	10/3/2028	11,175,952	139,564	33,475	106,089
Gross Unrealized Appreciation					514,428

EUR—Euro

SEK—Swedish Krona

USD—United States Dollar

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 3 Month Euribor at 3.90%	IBoxx EUR Liquid High Yield Index Series 1 at Maturity Date	J.P. Morgan Securities LLC	12/20/23	104,671	(505)
EUR - 3 Month Euribor at 3.90%	IBoxx EUR Liquid High Yield Index Series 1 at Maturity Date	J.P. Morgan Securities LLC	12/20/23	2,447,164	(2,453)
USD - Maturity Secured Overnight Financing Rate at 5.31%	IBoxx USD Liquid Investment Grade Corporate Bond ETF Series 1 at Maturity Date	J.P. Morgan Securities LLC	12/20/23	8,511,765	181,608
EUR - Maturity Euribor at 3.90%	IBoxx USD Liquid Investment Grade Corporate Bond ETF Series 1 at Maturity Date	Goldman Sachs & Co. LLC	12/20/23	7,208,811	(34,113)
Gross Unrealized Appreciation					181,608
Gross Unrealized Depreciation					(37,071)

See notes to financial statements.

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation($)
Sold Contracts:[2]
J.P. Morgan Securities LLC
UPC Holding, 5.50%, 1/15/2028 Received Fixed Rate of 5.00% 3 Month	12/20/2028	380,916	6,477	4,170	2,307
Merrill Lynch, Pierce, Fenner & Smith, Inc.
The AES Corp., 1.38%, 1/15/2026 Received Fixed Rate of 5.00% 3 Month	12/20/2028	490,000	70,000	60,569	9,431
Gross Unrealized Appreciation				11,738

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[1]
Markit iTraxx Europe Senior Financial Index Series 40, Paid Fixed Rate of 1.00% 3 Month	12/20/2028	10,496,352	(17,953)	(68,430)	50,477
Markit iTraxx Europe Crossover Index Series 40, Paid Fixed Rate of 5.00% 3 Month	12/20/2028	380,916	(9,678)	(6,727)	(2,951)
Markit iTraxx Europe Index Series 40, Paid Fixed Rate of 1.00% 3 Month	12/20/2028	3,914,970	(30,173)	(25,125)	(5,048)
Markit CDX North America Investment Grade Index Series 41, Paid Fixed Rate of 1.00% 3 Month	12/20/2028	38,410,000	(397,726)	(315,152)	(82,574)
Gross Unrealized Appreciation				50,477
Gross Unrealized Depreciation				(90,573)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,949,200)—Note 1(c):
Unaffiliated issuers	210,855,058	186,309,301
Affiliated issuers	2,986,124	2,986,124
Cash		290,251
Cash denominated in foreign currency	541,932	541,434
Cash collateral held by broker—Note 4		5,120,611
Dividends, interest and securities lending income receivable		1,972,938
Receivable for investment securities sold		265,074
Receivable for shares of Beneficial Interest subscribed		213,867
Unrealized appreciation on over-the-counter swap agreements—Note 4		193,346
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		66,136
Over-the-counter swap upfront payments—Note 4		64,739
Tax reclaim receivable—Note 1(b)		3,130
Prepaid expenses		52,997
		198,079,948
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		117,879
Liability for securities on loan—Note 1(c)		2,114,857
Payable for investment securities purchased		1,524,882
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		545,742
Payable for shares of Beneficial Interest redeemed		294,522
Outstanding options written, at value (premiums received $95,313)—Note 4		77,008
Payable for swap variation margin—Note 4		46,692
Unrealized depreciation on over-the-counter swap agreements—Note 4		37,071
Payable for futures variation margin—Note 4		22,891
Trustees’ fees and expenses payable		7,926
Other accrued expenses		128,323
		4,917,793
Net Assets ($)		193,162,155
Composition of Net Assets ($):
Paid-in capital		418,095,541
Total distributable earnings (loss)		(224,933,386)
Net Assets ($)		193,162,155

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	20,362,022	1,420,468	126,501,321	44,878,344
Shares Outstanding	1,783,622	131,102	10,841,401	3,832,148
Net Asset Value Per Share ($)	11.42	10.83	11.67	11.71

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Interest (net of $23,142 foreign taxes withheld at source)	7,148,314
Dividends:
Unaffiliated issuers	398
Affiliated issuers	162,809
Income from securities lending—Note 1(c)	26,895
Total Income	7,338,416
Expenses:
Management fee—Note 3(a)	1,083,531
Shareholder servicing costs—Note 3(c)	265,164
Professional fees	117,896
Custodian fees—Note 3(c)	45,710
Registration fees	45,609
Prospectus and shareholders’ reports	45,277
Trustees’ fees and expenses—Note 3(d)	28,597
Chief Compliance Officer fees—Note 3(c)	19,416
Distribution fees—Note 3(b)	13,407
Loan commitment fees—Note 2	2,662
Interest expense—Note 2	1,505
Miscellaneous	37,816
Total Expenses	1,706,590
Less—reduction in expenses due to undertaking—Note 3(a)	(18,687)
Less—reduction in fees due to earnings credits—Note 3(c)	(11,824)
Net Expenses	1,676,079
Net Investment Income	5,662,337
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,403,536)
Net realized gain (loss) on futures	2,721,961
Net realized gain (loss) on options transactions	411,021
Net realized gain (loss) on forward foreign currency exchange contracts	(3,630,955)
Net realized gain (loss) on swap agreements	1,635,923
Net Realized Gain (Loss)	(8,265,586)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,843,828
Net change in unrealized appreciation (depreciation) on futures	975,415
Net change in unrealized appreciation (depreciation) on options transactions	(145,944)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	256,960
Net change in unrealized appreciation (depreciation) on swap agreements	(1,564,475)
Net Change in Unrealized Appreciation (Depreciation)	7,365,784
Net Realized and Unrealized Gain (Loss) on Investments	(899,802)
Net Increase in Net Assets Resulting from Operations	4,762,535

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	5,662,337	2,751,806
Net realized gain (loss) on investments	(8,265,586)	(43,758,058)
Net change in unrealized appreciation (depreciation) on investments	7,365,784	(27,142,383)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,762,535	(68,148,635)
Distributions ($):
Distributions to shareholders:
Class A	-	(681,445)
Class C	-	(33,144)
Class I	-	(4,291,133)
Class Y	-	(868,122)
Total Distributions	-	(5,873,844)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	3,393,972	3,092,024
Class C	363,197	58,228
Class I	54,889,886	52,483,817
Class Y	42,063,921	5,908,237
Distributions reinvested:
Class A	-	624,370
Class C	-	29,266
Class I	-	3,698,401
Class Y	-	855,550
Cost of shares redeemed:
Class A	(9,157,621)	(10,534,504)
Class C	(784,351)	(495,174)
Class I	(67,080,373)	(96,308,222)
Class Y	(25,910,579)	(13,758,001)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,221,948)	(54,346,008)
Total Increase (Decrease) in Net Assets	2,540,587	(128,368,487)
Net Assets ($):
Beginning of Period	190,621,568	318,990,055
End of Period	193,162,155	190,621,568

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	283,702	233,768
Shares issued for distributions reinvested	-	44,134
Shares redeemed	(766,307)	(788,510)
Net Increase (Decrease) in Shares Outstanding	(482,605)	(510,608)
Class Ca
Shares sold	32,085	5,032
Shares issued for distributions reinvested	-	2,149
Shares redeemed	(69,306)	(37,578)
Net Increase (Decrease) in Shares Outstanding	(37,221)	(30,397)
Class Ib
Shares sold	4,483,573	3,814,744
Shares issued for distributions reinvested	-	257,576
Shares redeemed	(5,499,389)	(7,370,880)
Net Increase (Decrease) in Shares Outstanding	(1,015,816)	(3,298,560)
Class Yb
Shares sold	3,392,439	445,516
Shares issued for distributions reinvested	-	59,496
Shares redeemed	(2,113,332)	(1,023,656)
Net Increase (Decrease) in Shares Outstanding	1,279,107	(518,644)

[a]

During the period ended October 31, 2023, 174 Class C shares representing $1,989 were automatically converted to 166 Class A shares and during the period ended October 31, 2022, 955 class C shares representing $12,296 were automatically converted to 917 Class A shares.

[b]

During the period ended October 31, 2023, 972,906 Class I shares representing $12,037,438 were exchanged for 970,540 Class Y shares and during the period ended October 31, 2022, 1,363 Class A shares representing $16,439 were exchanged for 1,337 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.13	14.81	15.33	15.04	14.68
Investment Operations:
Net investment income[a]	.28	.10	.12	.12	.23
Net realized and unrealized gain (loss) on investments	.01	(3.52)	(.25)	.17[b]	.51
Total from Investment Operations	.29	(3.42)	(.13)	.29	.74
Distributions:
Dividends from net investment income	-	(.26)	(.39)	-	(.38)
Net asset value, end of period	11.42	11.13	14.81	15.33	15.04
Total Return (%)[c]	2.61	(23.48)	(1.03)	1.93	5.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.57	1.80	1.66	1.41
Ratio of net expenses to average net assets	1.02	1.02	1.02	1.02	1.02
Ratio of net investment income to average net assets	2.37	.78	.77	.83	1.53
Portfolio Turnover Rate	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	20,362	25,223	41,115	43,274	55,243

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.65	14.20	14.76	14.58	14.28
Investment Operations:
Net investment income[a]	.18	.00[b]	.01	.03	.13
Net realized and unrealized gain (loss) on investments	.00[b]	(3.37)	(.26)	.15[c]	.50
Total from Investment Operations	.18	(3.37)	(.25)	.18	.63
Distributions:
Dividends from net investment income	-	(.18)	(.31)	-	(.33)
Net asset value, end of period	10.83	10.65	14.20	14.76	14.58
Total Return (%)[d]	1.69	(24.08)	(1.78)	1.23	4.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	1.79	1.73	1.71	1.68
Ratio of net expenses to average net assets	1.83	1.79	1.73	1.71	1.68
Ratio of net investment income to average net assets	1.55	.01	.07	.21	.94
Portfolio Turnover Rate	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	1,420	1,793	2,823	8,368	16,745

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.35	15.09	15.59	15.24	14.85
Investment Operations:
Net investment income[a]	.32	.14	.17	.18	.29
Net realized and unrealized gain (loss) on investments	.00[b]	(3.59)	(.26)	.17[c]	.50
Total from Investment Operations	.32	(3.45)	(.09)	.35	.79
Distributions:
Dividends from net investment income	-	(.29)	(.41)	-	(.40)
Net asset value, end of period	11.67	11.35	15.09	15.59	15.24
Total Return (%)	2.82	(23.26)	(.71)	2.30	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.73	.70	.69	.66
Ratio of net expenses to average net assets	.76	.73	.70	.69	.66
Ratio of net investment income to average net assets	2.62	1.07	1.10	1.21	1.94
Portfolio Turnover Rate	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	126,501	134,568	228,633	274,030	478,195

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.37	15.11	15.62	15.25	14.85
Investment Operations:
Net investment income[a]	.34	.16	.19	.19	.30
Net realized and unrealized gain (loss) on investments	.00[b]	(3.60)	(.28)	.18[c]	.52
Total from Investment Operations	.34	(3.44)	(.09)	.37	.82
Distributions:
Dividends from net investment income	-	(.30)	(.42)	-	(.42)
Net asset value, end of period	11.71	11.37	15.11	15.62	15.25
Total Return (%)	2.99	(23.19)	(.65)	2.36	5.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.64	.61	.59	.57
Ratio of net expenses to average net assets	.66	.64	.61	.59	.57
Ratio of net investment income to average net assets	2.73	1.16	1.18	1.25	1.99
Portfolio Turnover Rate	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	44,878	29,038	46,419	72,241	77,966

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	8,170,048	-	8,170,048
Collateralized Loan Obligations	-	2,260,457	-	2,260,457
Commercial Mortgage-Backed	-	3,286,882	-	3,286,882
Corporate Bonds	-	37,228,649	-	37,228,649

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Foreign Governmental	-	107,762,393	-	107,762,393
Investment Companies	2,986,124	-	-	2,986,124
U.S. Government Agencies Collateralized Mortgage Obligations	-	465,068	-	465,068
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	144,168	-	144,168
U.S. Government Agencies Mortgage-Backed	-	22,231,994	-	22,231,994
U.S. Treasury Securities	-	4,717,867	-	4,717,867
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	66,136	-	66,136
Futures††	2,190,956	-	-	2,190,956
Options Purchased	-	41,775	-	41,775
Swap Agreements††	-	758,251	-	758,251
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(545,742)	-	(545,742)
Futures††	(825,513)	-	-	(825,513)
Options Written	-	(77,008)	-	(77,008)
Swap Agreements††	-	(127,644)	-	(127,644)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in

NOTES TO FINANCIAL STATEMENTS (continued)

addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $3,667 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Non-Diversification Risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

NOTES TO FINANCIAL STATEMENTS (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $200,632,151 and unrealized depreciation $24,301,235.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $122,209,904 of short-term capital losses and $78,167,967 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $0 and $5,873,844, respectively.

During the period ended October 31, 2023, as a result of permanent book to tax differences, primarily due to net operating losses, the fund increased total distributable earnings (loss) by $2,481,342 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $1,505 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $25,753 with a related weighted average annualized interest rate of 5.84%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the direct expenses of Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $18,687 during the period ended October 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

During the period ended October 31, 2023, the Distributor retained $272 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2023, Class C shares were charged $13,407 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, Class A and Class C shares were charged $59,857 and $4,469, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2023, the fund was charged $16,842 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $11,824.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2023, the fund was charged $45,710 pursuant to the custody agreement.

During the period ended October 31, 2023, the fund was charged $19,416 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $82,737, Distribution Plan fees of $968, Shareholder Services Plan fees of $4,695, Custodian fees of $24,338, Chief Compliance Officer fees of $6,050 and Transfer Agent fees of $2,546, which are offset against an expense reimbursement currently in effect in the amount of $3,455.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2023, amounted to $259,094,443 and $241,250,793, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net

NOTES TO FINANCIAL STATEMENTS (continued)

payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, credit, currency or as a substitute for an investment. The fund is subject to market risk, credit risk, currency risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at October 31, 2023 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

NOTES TO FINANCIAL STATEMENTS (continued)

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2023 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. Interest rate swaps open at October 31, 2023 are set forth in the Statement of Investments.

The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swap open at October 31, 2023 which are set forth in the Statement of Investments.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at October 31, 2023 are set forth in the Statement of Investments.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at October 31, 2023 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at October 31, 2023 are set forth in the Statement of Investments.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2023 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	2,705,384	[1,2]	Interest rate risk	(825,513)	[1]
Equity risk	181,608	[2]	Equity risk	(37,071)	[2]
Foreign exchange risk	66,136	[3]	Foreign exchange risk	(545,742)	[3]
Credit risk	103,990	[2,4]	Credit risk	(167,581)	[2,5]
Gross fair value of derivative contracts	3,057,118			(1,575,907)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Investments.
Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Outstanding options written, at value.

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	2,721,961		(348,862)		-		3,151,571		5,524,670
Equity	-		-		-		(18,800)		(18,800)
Foreign exchange	-		(12,052)		(3,630,955)		-		(3,643,007)
Credit	-		771,935		-		(1,496,848)		(724,913)
Total	2,721,961		411,021		(3,630,955)		1,635,923		1,137,950

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	975,415		(61,253)		-		(2,227,516)		(1,313,354)
Equity	-		-		-		144,537		144,537
Foreign exchange	-		12,052		256,960		-		269,012
Credit	-		(96,743)		-		518,504		421,761
Total	975,415		(145,944)		256,960		(1,564,475)		(478,044)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	2,190,956	(825,513)
Options	41,775	(77,008)
Forward contracts	66,136	(545,742)
Swaps	758,251	(127,644)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,057,118	(1,575,907)
Derivatives not subject to
Master Agreements	(2,755,861)	916,086
Total gross amount of assets
and liabilities subject to
Master Agreements	301,257	(659,821)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount		Available	Collateral	Net Amount
Counterparty	of Assets ($)	[1]	for Offset ($)	Received ($)	of Assets ($)
BNP Paribas Corp	1,622		(444)	-	1,178
Citigroup Global Markets Inc.	33,524		(33,524)	-	-
Goldman Sachs & Co. LLC	27,637		(27,637)	-	-
HSBC Securities (USA) Inc.	18,173		(18,173)	-	-
J.P. Morgan Securities LLC	183,915		(2,958)	-	180,957
Merrill Lynch, Pierce, Fenner & Smith, Inc.	9,431		-	-	9,431
Morgan Stanley & Co. LLC	579		(579)	-	-
RBC Capital Markets, LLC	26,376		(9,915)	-	16,461
Total	301,257		(93,230)	-	208,027

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
	Gross		and Derivatives		Net
	Amount of		Available	Collateral	Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital, Inc.	(100,966)		-	-	(100,966)
BNP Paribas Corp.	(444)		444	-	-
Citigroup Global Markets Inc.	(120,417)		33,524	-	(86,893)
Goldman Sachs & Co. LLC	(149,720)		27,637	-	(122,083)
HSBC Securities (USA) Inc.	(238,101)		18,173	-	(219,928)
J.P. Morgan Securities LLC	(2,958)		2,958	-	-
Morgan Stanley & Co. LLC	(37,300)		579	-	(36,721)
RBC Capital Markets, LLC	(9,915)		9,915	-	-
Total	(659,821)		93,230	-	(566,591)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Interest rate futures	77,946,008
Interest rate options contracts	13,795
Foreign currency options contracts	6,861
Forward contracts	136,906,588
Credit options contracts	245,010

The following table summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2023:

Average Notional Value ($)
Equity total return swap agreements	2,278,542
Interest rate swap agreements	31,876,542
Credit default swap agreements	139,382,475

At October 31, 2023, the cost of investments for federal income tax purposes was $214,135,328; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $24,268,521, consisting of $1,678,565 gross unrealized appreciation and $25,947,086 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of BNY Mellon International Bond Fund and Board of Trustees of BNY Mellon Investment Funds III:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Bond Fund (the Fund), a series of BNY Mellon Investment Funds III, including the statement of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 22, 2023

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

Kenneth A. Himmel (77)

Board Member (1988)

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (74)

Board Member (1992)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (77)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6091AR1023

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,600 in 2022 and $84,500 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $11,100 in 2022 and $11,500 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

      David J. DiPetrillo

      President (Principal Executive Officer)

Date: December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

     David J. DiPetrillo

     President (Principal Executive Officer)

Date: December 19, 2023

By: /s/ James Windels

      James Windels

      Treasurer (Principal Financial Officer)

Date: December 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)